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                                  EXHIBIT 10.21

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


OPTIONEE:                    Tom  Pascoe

NUMBER  OF  SHARES:          3,005,038

OPTION  EXERCISE  PRICE:     See  Section  1.3,  below

DATE  OF  GRANT:             September  25,  2002

EXERCISE  TERM:              Ten  Years  from  the  Date  of  Grant

VESTING  SCHEDULE:           See  Section  3,  below


     THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the 25th day of September, 2002 by and between HIENERGY TECHNOLOGIES, INC., a Washington corporation (the "Company"), and the individual designated above (the "Optionee").

                                    RECITALS
                                    --------

     WHEREAS, an employment agreement (the "Employment Agreement") was executed between the Optionee and the Company on September 25, 2002; and

     WHEREAS, the Optionee has agreed to perform valuable services for the Company;

NOW,  THEREFORE,  the  parties  agree  to  the  terms and conditions as follows:

1.     GRANT  OF  OPTION.

1.1     Option.  An option to purchase shares of the Company's Common Stock, par
        ------
     value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

1.2     Number  of  Shares.  The number of Shares that the Optionee can purchase
        ------------------
upon  exercise  of  the  Option  is  set  forth  above.

1.3     Option  Exercise Price.  The price the Optionee must pay to exercise the
        ----------------------
Option (the "Option Exercise Price") shall be the lesser of (a) $1.00 per share; or (b) for any Offering (as defined below) that closes within six months of the Date of Grant, the percentage of the price per unit of the Company's equity securities (or the price per share at which a series of the Company's preferred stock is convertible into the Company's Common Stock) set forth in the following table:

Stock  Option  Agreement,  Tom  Pascoe  -  Page  1

                                          Preferred     Common
                                        -----------  -----------
                        With Warrants        70%        90%
                        Without Warrants     80%       100%

An "Offering" shall be a sale of the Company's Common Stock or preferred stock (either of which may be bundled with warrants or other securities to form a unit of securities) for cash to one or more investors who are not employees or consultants of the Company for gross proceeds of $500,000 or more; provided that the term "Offering" shall not include a sale of the Company's Series A Convertible Preferred Stock that closes by September 30, 2002. As soon as practicable after the date that is six months after the Date of Grant, the Company and the Optionee shall execute a writing acknowledging the specific Option Exercise Price.

1.4     Date  of Grant.  The date the Option is granted (the "Date of Grant") is
        --------------
set  forth  above.

1.5     Type  of  Option.  The  Option  is  intended  to be a Nonqualified Stock
        ----------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

1.6     Condition.  The  Option  is  conditioned  on the Optionee's execution of
        ---------
this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Company's Board of Directors or a duly authorized committee thereof (the "Board").

2.     DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.6 or Section 5 hereof.

3.     VESTING.

     The Option shall vest, and may be exercised, with respect to the Shares, subject to earlier termination of the Option as provided in Section 1.6 and
Section 5 hereof, as follows: (a) with respect to 2,251,524 underlying Shares, the Option shall vest one-twelfth (1/12) with respect to such Shares on each of the dates that is the following number of months after the Date of Grant: 3, 6, 9, 12, 15, 18, 21, 24, 27, 30, 33, 36; and (b) with respect to 750,499 underlying Shares, the Option shall vest with respect to such Shares, the earlier of (i) on the date when the closing sale price of the Company's common stock has equaled or exceeded $1.75 on every trading day in a period of 90 consecutive calendar days, (ii) on the date immediately preceding a sale of the Company (whether by merger, share exchange or sale of assets) for $1.75 per share of Common Stock or more, or (iii) if the Company's Common Stock ceases to be publicly traded, on the date following the Closing of an Offering at a deemed

Stock  Option  Agreement,  Tom  Pascoe  -  Page  2

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price  per  share  of Common Stock of $1.75 or more, using the pricing structure set forth in Section 1.3(b). The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein or in the Employment Agreement.

4.     MANNER  OF  EXERCISE  AND  PAYMENT.

4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the Optionee shall tender the Option Exercise Price to the Company, (i) by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Company, (ii) by "cashless exercise" in accordance with the provisions of Section 4.3, but only when a registration statement under Securities Act of 1933, as amended (the "Securities Act"), qualifying a public offering of the underlying Shares is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Optionee. The Option may be exercised in whole or in part with respect to the vested Shares. Within ten (10) days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and (ii) the Company shall have issued and delivered the Shares to the Optionee.

4.3 Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock is greater than the Option Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may exercise this Option by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrendering this Option at the principal office of the Company together with the properly endorsed Option Exercise Form in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

          X  =  Y  -  (A)(Y)
                      ------
                         B

Where     X  =     the  number  of  shares  of  Common Stock to be issued to the
                   Optionee.

Stock  Option  Agreement,  Tom  Pascoe  -  Page  3


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          Y    = the number of shares of Common Stock purchasable upon exercise of all of the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised.

          A    = the Option Exercise Price.

          B    = the Per Share Market Value of one share of Common Stock.

"Per Share Market Value" means on any particular date (a) the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board (or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices), or any United States market or exchange senior to the OTC Bulletin Board where the Company's Common Stock may become traded, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices or any senior market or exchange),  then  the  average  of  the  "Pink  Sheet"  quotes  for the relevant conversion period, as determined in good faith by the Board, or (c) if the Common Stock is not then publicly traded the fair market value of a share of
Common  Stock  as determined by the Board in good faith; provided, however, that
                                                         --------  -------
the Optionee, after receipt of the determination by the Board, shall have the right to select, jointly with the Company, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market
               --------  -------
Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

"Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) that is regularly engaged in the business of appraising the capital stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Company or the Optionee.

5.     TERMINATION.

5.1     Termination  Due  to  Death.  In  the event of the death of the Optionee
        ---------------------------
during the Term of the Employment Agreement, any vested options shall terminate at the end of the Exercise Term. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any nonvested options shall terminate immediately upon the death of the Optionee.

Stock  Option  Agreement,  Tom  Pascoe  -  Page  4

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5.2     Termination  Due  to  Disability.  If  the  Optionee's  status  as Chief
        --------------------------------
Executive Officer is terminated at any time during the Term of the Employment Agreement by reason of a disability (as provided in Section 4 therein), any vested options shall terminate at the end of the Exercise Term. Any nonvested options shall terminate immediately upon termination of the Optionee's status as
     Chief  Executive  Officer.

5.3     Termination  of  Employment  Agreement  for  Other  Reasons.  If  the
        -----------------------------------------------------------
Optionee's status as Chief Executive Officer is terminated at any time after the grant of the Option other than due to death or disability, as provided in Sections 5.1 and 5.2, and not pursuant to Section 5.1 of the Employment Agreement, then (a) any vested options shall terminate at the end of the Exercise Term, (b) subject to clause (c), below, 50% of such nonvested options shall vest immediately prior to termination of the Employment Agreement, (c) notwithstanding clause (b), above, and clause (d), below, if a change in control event or a sale transaction, as provided by Section 9.3, shall occur within six months following the Company's termination of Optionee without cause under
Section 5.2 of the Employment Agreement, then any nonvested options that may have expired shall be deemed reinstated and fully vested immediately prior to termination of the Employment Agreement, and (d) subject to clause (c), above, any remaining nonvested options shall terminate immediately upon termination of the Employment Agreement. If the Optionee's status as Chief Executive Officer is terminated pursuant to Section 5.1 of the Employment Agreement, (x) for cause by the Company, then any options that have been granted to the Optionee shall terminate on the date of termination of the Employment Agreement, or (y) by the Optionee, then any vested options shall terminate 90 days following termination of the Employment Agreement, and any nonvested options shall terminate immediately upon termination of the Employment Agreement.


6.     TRANSFERABILITY.

     Except as permitted by the Board, the Option shall not be transferable other than by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

7.     RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.

     The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. Upon demand by the Optionee, the Company shall register the Shares issuable upon the exercise of the Option under any such laws within 30 days of such demand and shall make all reasonable efforts to maintain the effectiveness of such

Stock  Option  Agreement,  Tom  Pascoe  -  Page  5
registration statement. The Optionee shall cooperate with the Company to effect such registration, including certifying such information about Optionee, his plan of distribution or other matters as may be necessary to prepare and file a registration statement. Unless the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option. The Company may, in its sole discretion, place a "Blue Sky" legend on the certificates in accordance with U.S. state securities laws or as required by applicable securities laws.

     The Optionee also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Board, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days provided that all other officers and directors of the Company are subject to the same restrictions.

8.     NO  RIGHT  TO  CONTINUED  STATUS  AS  CHIEF  EXECUTIVE  OFFICER.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance as Chief Executive Officer for the Company or any successor, nor shall this Agreement interfere in any way with the right of the Company or any successor to terminate the Optionee's status as Chief Executive Officer at any time.

9.     ADJUSTMENTS  UPON  CERTAIN  EVENTS.

9.1.     Adjustments  Upon  Changes  in Capitalization.  Subject to any required
         ---------------------------------------------
action by the shareholders of the Company, in the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been "effected without receipt of consideration". Any adjustments as a result of a change in the Company's capitalization will be made by the Board, whose determination in that respect is final, binding and conclusive. Except as

Stock  Option  Agreement,  Tom  Pascoe  -  Page  6
otherwise expressly provided in this Section 9.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

9.2.     Liquidation  or  Dissolution.  In  the  event  of  a  liquidation  or
         ----------------------------
dissolution, any unexercised options will terminate. The Optionee will have the right to exercise the Optionee's Option as to all of the vested optioned stock prior to the consummation of the liquidation or dissolution.

9.3.     Change  of  Control,  Merger, Sale of Assets, Etc.  In the event of the
         -------------------------------------------------
sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall become fully vested immediately prior to such transaction, or, with the consent of the Optionee, be assumed or replaced with a substitute equivalent option as proposed by the Board.

10.     WITHHOLDINGS  OF  TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee is entitled to receive
Shares upon exercise of the Option, the Optionee shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

11.     MODIFICATION  OF  AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

Stock  Option  Agreement,  Tom  Pascoe  -  Page  7

12.     SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

13.     GOVERNING  LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

14.     SUCCESSORS  IN  INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

15.     RESOLUTION  OF  DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined as provided by the Employment Agreement. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

16.     RATIFICATION.

     This Agreement and the Option granted hereby shall be submitted to the shareholders for their ratification at the next special or annual meeting of shareholders following the 2002 annual meeting. This Option shall remain in effect whether or not such ratification is obtained.


                  [remainder of page intentionally left blank]

Stock  Option  Agreement,  Tom  Pascoe  -  Page  8

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


HIENERGY  TECHNOLOGIES,  INC.


By: ________________

Name: ______________

Title: _____________


     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions.


OPTIONEE


Signature: ______________

Print  Name: ____________



                                [EXHIBIT  FOLLOWS]

Stock  Option  Agreement,  Tom  Pascoe  -  Page  9

                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy  Technologies,  Inc.

(1) a) The undersigned hereby elects to purchase the number of shares of the common stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement dated __________________, 2002, tendering simultaneous full payment of the Total Option Exercise Price for such shares.



     Number  of  Shares:                           ________________  Shares

     Option  Exercise  Price  Per  Share:          x  $____________  per  Share

     Total  Option  Exercise  Price:               =   $____________

     b) The undersigned hereby elects to exercise the Option with respect to the number of underlying Shares set forth below according to the "cashless exercise" provisions of the Option.

     Number  of  underlying  Shares:          ________________  Shares

The undersigned understands that he will be issued a certificate for a lesser number of net Shares based on the provisions of the Option.

(2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution other than in compliance with the safe harbor provisions of Rule 144 under the Securities Act of 1933, as amended, or as permitted by the general instructions to Form S-8; and

c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended; and

d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions; and

Option  Exercise  Form  -  Page  1

e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement, including, but not limited to, those contained in Section 7 of the Stock Option Agreement; and

f) the undersigned has reviewed all of Company's public filings with the Securities and Exchange Commission.

(3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

(4)     Please  issue  a  new Option for the unexercised portion of the attached
Option  in  the  name  of  the  undersigned.



This  _____  day  of  __________________,  _____:


________________________________________________
Signature


________________________________________________
Print  Name  of  Signatory


________________________________________________
Name  of  Entity  (if  applicable)


Send  or  deliver  this  Form  with  an  original  signature  to:

HiEnergy  Technologies,  Inc.
Attn:  President
10  Mauchly  Drive
Irvine,  CA  92618
USA


Option  Exercise  Form  -  Page  2
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